Exhibit 99.2

Piper Jaffray and Sandler O’Neill Announce Merger Combined Firm to be Named Piper Sandler Companies Merger adds the leading financial services investment banking firm to the growing Piper Jaffray Organization JULY 9, 2019 For more information, please contact Tim Carter, chief financial officer at 612 303-5607 or timothy.l.carter@pjc.com Securities brokerage and investment banking services are offered in the U.S. through Piper Jaffray & Co., member SIPC and FINRA; in Europe through Piper Jaffray Ltd., authorized and regulated by the U.K. Financial Conduct Authority; and in Hong Kong through Piper Jaffray Hong Kong Limited, authorized and regulated by the Securities and Futures Commission. Asset management products and services are offered through five separate investment advisory affiliates—U.S. Securities and Exchange Commission (SEC) registered Advisory Research, Inc., Piper Jaffray Investment Management LLC, PJC Capital Partners LLC and Piper Jaffray & Co., and Guernsey-based Parallel General Partners Limited, authorized and regulated by the Guernsey Financial Services Commission. INVESTOR PRESENTATION

This presentation and the conference call to discuss the contents of this presentation contain forward-looking statements. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements. These forward-looking statements cover, among other things, the future prospects and growth of the Company. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated, including the following: the transaction described in this announcement is subject to regulatory approval and other closing conditions and may not close on the expected timing or at all; the costs or difficulties relating to the combination of the businesses may be greater than expected and may adversely affect our results of operations and financial condition and our ability to realize anticipated synergies from the transaction; the expected benefits of the transaction, including the future prospects of our investment banking, fixed income, equity research, and sales and trading businesses may take longer than anticipated to achieve and may not be achieved in their entirety or at all, and will in part depend on the ability of the Company to retain and hire key personnel and maintain relationships with its clients; developments in market and economic conditions have in the past adversely affected, and may in the future adversely affect, the business and profitability of the Company generally and of its investment banking business specifically; the transaction increases the Company’s exposure to the financial services industry; there may be potentially adverse reactions or changes to client, regulatory, business or employee relationships, including as a result of the announcement or completion of the transaction; the failure to obtain financing for the transaction consistent with our expectations or at all could adversely impact the Company and the expected benefits of the transaction; and, other risks, uncertainties and important factors identified under “Risk Factors” in Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2018, and updated in our subsequent reports filed with the SEC. These reports are available at www.piperjaffray.com or www.sec.gov. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update them in light of new information or future events. INVESTOR PRESENTATION Cautionary notice regarding forward-looking statements

REALIZE THE POWER OF PARTNERSHIP ® PIPER SANDLER COMPANIES Piper Jaffray is a leading investment bank and institutional securities firm. Through a distinct combination of candid counsel, focused expertise and empowered employees, we deliver insight and impact to each and every relationship. Our proven advisory teams combine deep product and sector expertise with ready access to global capital. The firm is headquartered in Minneapolis with offices across the U.S. and in London, Aberdeen and Hong Kong. PIPER JAFFRAY ESTABLISHED 1895 Sandler O’Neill + Partners is a full-service investment banking firm and broker-dealer focused on the financial services Industry. The firm provides merger and acquisition advisory, capital markets, fixed income and equity trading and sales, equity research, balance sheet management, mortgage finance, and other advisory services to financial institutions and their investors. Since our founding in 1988, the firm has always been focused on enhancing the franchise value of our clients. SANDLER O’NEILL ESTABLISHED 1988 + Piper Jaffray and Sandler O’Neill announce merger

PIPER JAFFRAY COMPANIES AND SANDLER O’NEILL + PARTNERS Merger details Piper Jaffray Companies to acquire 100% of Sandler O’Neill + Partners Merged company will be named Piper Sandler Companies, combining two trusted and established firms with matching client-centric cultures Brings together the leading investment banking firm focused on the financial services industry with the growing investment banking platform of Piper Jaffray Accelerates Piper Jaffray’s goal of prioritizing and building the M&A advisory business, and adds strength in capital raising and a differentiated fixed income business while enhancing equities Expected to close in January 2020; subject to customary closing conditions and regulatory approvals Total of $485 million (includes $100 million of tangible book value) $350 million of upfront cash consideration, which includes $100 million of TBV, to equity holders $135 million of restricted consideration to employee partners, primarily in restricted stock of PJC CONSIDERATION Total of $115 million Additional retention to Sandler O’Neill partners and other employees, primarily in restricted stock of PJC RETENTION PLAN Expected to add approximately $300M of annual revenues Accretive to 2020 operating margin, ROE, EPS and employee productivity metrics Provides continued opportunities to invest and grow the platform FINANCIAL IMPACT TRANSACTION OVERVIEW

Complements current franchise by adding $225M+ of annual investment banking revenues from financial services industry Increases scale and diversity across investment banking industry sectors The leading financial services investment bank with approximately $300M of annual revenues Adds a large, durable, market-leading franchise to our platform Distinctive client-centric, partnership-focused cultures with meaningful opportunities to collaborate across industries and products Enriches firm culture, deepens relationships and strengthens leadership Creates one of the largest U.S. middle-market advisory businesses with nearly $600M of annual pro forma combined revenues Significantly elevates advisory practice within the middle market Nearly doubles current fixed income business by adding a large, advisory-based, differentiated business which broadens our product and client mix Adds an advice-driven, market-leading fixed income business Adds more than 200 stocks, significantly expanding current financial services coverage and equity distribution capacity Enhances equity business through expanded research coverage Adds a market-leading, book run franchise with broad product capabilities, expected to increase annual revenues by 50%+ Diversifies and scales capital markets franchise COMBINES THE LEADING FINANCIAL SERVICES INVESTMENT BANK WITH THE GROWING PIPER JAFFRAY PLATFORM Strategic rationale

Source: S&P Global Market Intelligence Does not combine the results of advisors which have merged until the date such merger was completed 1 Includes transactions with announced deal values; statistics reflect January 1, 2012 through June 15, 2019 2 Full deal value credited to underwriter Mergers and Acquisitions Sales, Trading, and Research Capital Raising Financial services M&A advisor since 2012 – based on number of deals No. 1 Financial services capital offerings managed since 2012 Financial services companies covered by equity research 300+ Announced financial services M&A transactions since 2012 498 Aggregate announced M&A transaction value since 20121 $124B Equity capital raised for financial services companies since 20122 $71B Debt capital raised for financial services companies since 20122 $41B Stocks as a market maker 400+ Banks covered by fixed income 1000+ THE LEADING FINANCIAL SERVICES INVESTMENT BANK Sandler O’Neill + Partners No. 1 Full service investment banking firm dedicated to providing comprehensive advisory and transaction execution services to a broad range of financial institutions and investors Singular focus on financial services companies Exceptional industry knowledge Outstanding capital markets and transactional expertise Client-first approach with reputation for integrity and transparency Small-firm client service with large-firm capabilities Year Founded 1988 Headquarters New York Ownership Private Partnership Employees 300 Offices 6

$ in millions M&A / Advisory Services Financing Fixed Income Equity Commissions Six consecutive years of revenue growth driven by increasing market share Advisory-led franchise which has more than doubled since 2011 Strong capital markets origination business that does not rely on the balance sheet Advisory-based fixed income business Leading franchise with attractive financial profile SANDLER O’NEILL REVENUES BY BUSINESS ACTIVITY SANDLER O’NEILL + PARTNERS $64 $82 $80 $100 $116 $154 $148 $179 $95 $42 $68 $70 $75 $52 $99 $70 $101 $100 $93 $73 $75 $75 $72 $77 $26 $21 $19 $19 $19 $19 $16 $17 $285 $245 $260 $262 $284 $300 $336 $343 2011 2012 2013 2014 2015 2016 2017 2018

Source: S&P Global Market Intelligence Financial services encompasses banks & thrifts, insurance, asset management, securities services, specialty finance, financial technology & REITs Includes all U.S. financial services transactions announced since January 1, 2002 with disclosed deal value and a financial advisor; rankings exclude terminated transactions and self-advisory roles Rankings exclude terminated transactions and self-advisory roles; Does not combine the results of advisors which have merged until the date such merger was completed One of the most active financial advisors, ranking No. 1 every year since 2011 based on number of deals advised for financial services, regardless of market cycle or environment SANDLER O’NEILL FINANCIAL SERVICES M&A EXPERTISE # of Deals & Ranking Market leadership in financial services M&A SANDLER O’NEILL + PARTNERS 24 31 39 41 57 48 25 15 22 23 39 49 57 64 45 53 69 #3 #2 #2 #2 #1 #1 #1 #2 #2 #1 #1 #1 #1 #1 #1 #1 #1 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018

Source: S&P Global Market Intelligence Includes all bank & thrift common equity raises between January 1, 2009 and June 5, 2019 Full credit to lead and co-managers Does not combine the results of advisors that have merged until the date such merger was completed Top ranked in common equity raising for banks and thrifts over the last 10 years Market leadership in financial institutions capital raising 1 Sandler O'Neill + Partners 206 2 Keefe, Bruyette & Woods 196 3 Raymond James & Associates, Inc. 88 4 J.P. Morgan Securities LLC 87 5 Goldman Sachs & Co. LLC 57 6 Bank of America Merrill Lynch 54 7 Janney Montgomery Scott LLC 52 8 Stephens Inc. 48 9 Morgan Stanley 47 10 Stifel 45 11 RBC Capital Markets, LLC 43 12 INTL FCStone Financial Inc. 35 13 Barclays Capital Inc. 32 14 D.A. Davidson & Co. 31 15 Credit Suisse (USA), Inc. 30 16 B. Riley FBR, Inc. 29 18 Deutsche Bank Securities Inc. 27 18 Citigroup Global Markets Inc. 27 19 UBS Investment Bank 26 20 Robert W. Baird & Co. Incorporated 25 1 Morgan Stanley $84.5 2 J.P. Morgan Securities LLC $72.8 3 Sandler O'Neill + Partners $68.9 4 Keefe, Bruyette & Woods $67.4 5 Deutsche Bank Securities Inc. $61.8 6 Goldman Sachs & Co. LLC $61.0 7 RBC Capital Markets, LLC $59.0 8 Williams Capital Group, L.P. $55.2 9 Barclays Capital Inc. $51.7 11 Blaylock Van, LLC $50.8 11 Loop Capital Markets LLC $50.8 12 Credit Suisse (USA), Inc. $46.1 13 Citigroup Global Markets Inc. $45.0 14 Wells Fargo Securities, LLC $44.8 15 Samuel A. Ramirez & Company, Inc. $40.5 16 Muriel Siebert & Co., Inc. $40.3 17 CastleOak Securities, L.P. $38.5 18 Bank of America Merrill Lynch $38.0 19 UBS Investment Bank $38.0 20 Stifel $33.3 Rank by Number of Deals Rank by Aggregate Deal Value SANDLER O’NEILL + PARTNERS $ in billions

Source: S&P Global Market Intelligence and FDIC; data as of December 31, 2018 # of Deals Deals / # of Banks (%) Stable bank operating environment with favorable M&A outlook Large, consistent market with an average of 250+ deals per year Significant market with over 5,000 banks consistently consolidating at a rate of approximately 4% per year Long-term trends are favorable for continued consolidation (e.g., rising technology and compliance costs, historically high capital, improved bank stock valuations, attractive economics provided by M&A) Sandler has continually sought to broaden its financial services coverage by building additional specialties in insurance, specialty finance, asset management, real estate and financial technology # of Deals Deals / # of Banks Durable and consistent market environment NUMBER OF DEALS PER YEAR / NUMBER OF BANKS SANDLER O’NEILL + PARTNERS 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 0 100 200 300 400 500 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018

1 2018 Piper Jaffray standalone investment banking revenues include both corporate advisory and capital markets revenues (excludes public finance) 2 2018 Pro forma investment banking revenues combines Piper Jaffray standalone investment banking revenues with Sandler O’Neill M&A / Advisory Services revenues of $179M and Financing revenues of $70M 51% increase in revenues Increases scale and diversity across industry sectors STRATEGIC RATIONALE Enhances advisory and capital markets investment banking platform Three market-leading franchises in significant industry sectors (i.e. financial services, healthcare, energy) Five scaled industry teams Increases managing director headcount by approximately 39% and revenue by 51% Healthcare Energy Consumer Diversified Industrials TMT & Business Services Financial Services 2018 Piper Jaffray Standalone Investment Banking Revenues1 by Sector 2018 Pro Forma Investment Banking Revenues2 by Sector $493M Revenue 90 MDs $742M Revenue 125+ MDs

CAGR is calculated over the 8-year period from 2011 to 2018 pro forma, which replaces the 2018 Piper Jaffray standalone year 1 Pro forma combines 2018 Piper Jaffray standalone revenues with Sandler O’Neill revenues 2 Refer to page A-1 of the Appendix for a reconciliation of Piper Jaffray standalone adjusted net revenues to U.S. GAAP net revenues Expansion of advisory platform to drive earnings and lay the foundation for future growth Strong, sustainable revenue growth expected from high margin advisory services Redeploying capital to businesses with higher returns Elevates advisory platform within the middle market $ in millions $ in millions Advisory Services Revenues Advisory as a % of Adjusted Net Revenues Adjusted Net Revenues CAGR: 29% CAGR: 13% Piper Jaffray Standalone Piper Jaffray Standalone Pro Forma1 Pro Forma1 ADVISORY SERVICES REVENUES ADJUSTED NET REVENUES2 STRATEGIC RATIONALE $430 $485 $516 $632 $663 $736 $870 $781 $1,124 2011 2012 2013 2014 2015 2016 2017 2018 2018 $74 $86 $83 $198 $209 $305 $443 $394 $573 17% 18% 16% 31% 32% 41% 51% 50% 51% 2011 2012 2013 2014 2015 2016 2017 2018 2018

1 2018 Piper Jaffray standalone capital markets revenues reflect equity financing revenues 2 2018 Pro forma capital markets revenues combines Piper Jaffray standalone capital markets revenues with Sandler O’Neill revenues from financing of $70M 3 Transactions and value both include community bank, specialty finance transactions, BDC and other non-bank transactions; Source: Sandler O’Neill Syndicate Desk & Bloomberg, data as of June 5, 2019 4 Source: Bloomberg, data as of June 5, 2019 57% increase in platform Elevates capital raising platform within the middle market Combination adds a book run franchise with broad product capabilities and dominant market share Sandler has book run 199 transactions totaling $11.2 billion in capital raised since 20143 Sandler has managed more subordinated debt or senior note offerings for banks under $35 billion in assets than any other investment bank since 20144 Broad equity and debt product capabilities Superior execution with strong distribution and research 2018 Piper Jaffray Standalone Capital Markets Revenues1 by Sector 2018 Pro Forma Capital Markets Revenues2 by Sector Healthcare Other Financial Services $122M Revenue $192M Revenue STRATEGIC RATIONALE

Deep penetration with banks – covering 1000+ banks Differentiated, advisory-based model that leverages the capabilities of the whole firm and drives investment banking revenue Strong analytics with a holistic approach to balance sheet management with comprehensive modeling capabilities for assets, liabilities and interest rate derivatives Broad suite of products with deep expertise in mortgage-backed securities and loans High productivity with C-suite and board-level relationships Combination Attributes Significantly increases scale with nearly 2X revenues Complementary product suite and client set Improves risk adjusted capital efficiency Provides broader distribution to our municipal new issue and secondary fixed income businesses Adds an advice-driven, market-leading fixed income business Sandler O’Neill fixed income group STRATEGIC RATIONALE

1 Piper Jaffray standalone research coverage reflects current stocks under coverage 2 Pro forma research coverage combines Piper Jaffray standalone research coverage with approximately 200 stocks under coverage from Sandler O’Neill 31% increase in coverage Enhances equities business through expanded resources Expands research and account coverage Adds approximately 200 stocks under coverage – increasing bank coverage while adding coverage in real estate, insurance and other financial services sectors Represents one of the largest distribution franchises of any mid-tier broker with market-leading research, trading, and capital markets capabilities Healthcare Energy Consumer Industrials & Business Services Technology Financial Services Piper Jaffray Standalone Research Coverage1 Pro Forma Research Coverage2 850 Stocks 650 Stocks STRATEGIC RATIONALE

Jimmy Dunne will continue to focus on exactly the same work he has been doing for the past several years, providing guidance and strategic advice to clients on M&A deals and other transactions Dunne will be named vice chairman of Piper Sandler Companies, and senior managing principal of the Piper Sandler financial services business Jon Doyle will lead the Piper Sandler financial services business line, and all investment banking, capital markets, fixed income and equities resources dedicated to the financial services industry sector will report to Jon Doyle will be named vice chairman of Piper Sandler Companies, and senior managing principal of the Piper Sandler financial services business Doyle will join the board of directors of Piper Sandler Companies and the firm’s 11-person Leadership Team A second individual, to be named, will be added to the board of directors of Piper Sandler Companies in the first quarter of 2021 as per the merger agreement Substantial retentive incentives in the form of restricted consideration, primarily restricted stock, will be issued to Sandler O’Neill employees and vest over various terms up to five years based on continued employment Key employees, including all Sandler partners, have signed employment agreements Sandler O’Neill employees are expected to collectively own approximately 16% of Piper Sandler Companies in the form of restricted stock issued as transaction consideration and retention incentives Deploys excess capital, and expected cash proceeds from the pending sale of Advisory Research, Inc. Expected to raise approximately $150 million of debt to finance a portion of the cash consideration Sandler O’Neill FY2018 revenues of $340 million; revenues have averaged $290 million since 2011 Non-GAAP compensation ratio is expected to be unchanged Expected to be 10%+ accretive to non-GAAP EPS in 2020 Accretive to the firm’s non-GAAP ROE and operating metrics Although cost synergies and revenue enhancements are expected, no net synergies have been assumed in the projections Other transaction terms and financial highlights PIPER JAFFRAY COMPANIES AND SANDLER O’NEILL + PARTNERS KEY PERSONNEL AND MANAGEMENT OF FINANCIAL SERVICES BUSINESS RETENTION FINANCIAL METRICS AND PROJECTIONS CAPITAL

Increases revenue by 44% and adds a highly complementary, market-leading financial services industry platform Enhances scale, durability, and diversity of the firm Accretive to operating margin, ROE, EPS and employee productivity metrics Meaningfully accretive acquisition Grows advisory business by 45% with 2018 pro forma advisory services revenues of $573 million Scales high margin, high multiple advisory business Sharpens focus, deploys excess capital and drives higher returns Deploys excess capital Accelerates growth opportunities in all our franchises Creates significant opportunity for continued growth Shareholder value creation PIPER JAFFRAY COMPANIES AND SANDLER O’NEILL + PARTNERS

1-Year 3-Year 5-Year TOTAL RETURN AS OF JUNE 28, 20191 CM Index reflects KBW Capital Markets Index 1 Represents total shareholder return for the 1-Year, 3-Year, and 5-Year periods ending June 28, 2019 EVR 129.14% PJC 121.12% HLI 112.90% MC 106.85% SF 97.85% OPY 93.08% PJT 85.05% CM Index 64.51% S&P 500 50.74% COWN 47.17% LAZ 46.75% JEFF 24.98% GHL -3.66% JMP -12.72% COWN 21.91% SF 12.84% S&P 500 9.84% PJC -0.99% OPY -2.19% CM Index -5.06% HLI -11.24% JEFF -13.79% EVR -14.55% JMP -22.54% PJT -24.42% LAZ -25.37% MC -34.80% GHL -51.45% EVR 71.44% S&P 500 61.22% CM Index 59.79% MC 56.67% PJC 53.42% SF 27.17% OPY 25.88% COWN 0.17% LAZ -8.18% JEFF -20.61% JMP -21.74% GHL -64.35% HLI N/A PJT N/A Top performing stock over multi-year periods OUR GROWTH, BUSINESS MIX AND DISCIPLINED USE OF CAPITAL DRIVING BEST-IN-CLASS RETURNS PJC SHARE PRICE $10 $25 $40 $55 $70 $85 $100 Jan-11 Jan-12 Jan-13 Jan-14 Jan-15 Jan-16 Jan-17 Jan-18 Jan-19

Metrics are on a pro forma basis combining Piper Jaffray standalone with Sandler O’Neill 1 Includes 2018 Piper Jaffray standalone adjusted net revenues; refer to page A-1 of the Appendix for a reconciliation of Piper Jaffray standalone adjusted net revenues to U.S. GAAP net revenues 2 Includes 2018 Piper Jaffray standalone cash flows; refer to page A-2 of the Appendix for the components of Piper Jaffray standalone cash flows 3 Assumes acquisition debt of $150M; EBITDA includes 2018 Piper Jaffray standalone EBITDA; refer to page A-2 of the Appendix for the components of Piper Jaffray standalone EBITDA Piper Sandler Companies Pro Forma A LEADING FINANCIAL ADVISORY AND CAPITAL MARKETS FIRM PIPER SANDLER A LEADING FINANCIAL ADVISORY AND CAPITAL MARKETS FIRM Adjusted Net Revenues1 $1.1 Billion Investment Banking Revenue Mix 75% Advisory Services Revenue Mix 50%+ Targeted Operating Margin 17-19% Annual Cash Flow2 $150M+ Years Expected to Pay off Acquisition Debt 2.0 Adjusted Net Income Returned Through Dividends 30%-50% Leverage (Debt to EBITDA3) <1x

Appendix

This presentation includes non-GAAP, or ‘‘adjusted,’’ financial measures. Management believes that presenting results and measures on an adjusted basis in conjunction with the corresponding U.S. GAAP measures provides the most meaningful basis for comparison of its operating results across periods, and enhances the overall understanding of our current financial performance by excluding certain items that may not be indicative of our core operating results. The non-GAAP financial measures should be considered in addition to, not as a substitute for, measures of financial performance prepared in accordance with U.S. GAAP. Net revenues A reconciliation of adjusted net revenues to U.S. GAAP net revenues: A-1 Reconciliation for Non-GAAP Financial Measures APPENDIX For the year ended December 31, ($ in thousands) 2018 2017 2016 2015 2014 2013 2012 2011 Net revenues – U.S. GAAP basis $ 784,442 $ 874,923 $ 747,349 $ 672,918 $ 648,138 $ 525,195 $ 488,952 $ 432,083 Adjustment: Revenue related to noncontrolling interests (3,621) (5,319) (11,070) (9,810) (15,699) (8,794) (4,174) (1,785) Adjusted net revenues $ 780,821 $ 869,604 $ 736,279 $ 663,108 $ 632,439 $ 516,401 $ 484,778 $ 430,298

A-2 Reconciliation for Non-GAAP Financial Measures APPENDIX Annual cash flows The following table presents the components of standalone annual cash flows for Piper Jaffray Companies for the year ended December 31, 2018: Earnings before interest, taxes, depreciation, and amortization ("EBITDA") The following table presents the components of standalone EBITDA for Piper Jaffray Companies for the year ended December 31, 2018: ($ in thousands) 2018 Net income applicable to Piper Jaffray Companies – U.S. GAAP basis $ 57,036 Non-cash adjustments as reflected on the consolidated statement of cash flows: Depreciation and amortization of fixed assets 8,358 Deferred income taxes (652) Stock-based compensation 44,285 Amortization of intangible assets 10,460 Amortization of forgivable loans 5,138 Non-cash adjustments 67,589 Less: tax impact of non-cash adjustments (17,060) Annual cash flows – Piper Jaffray standalone $ 107,565 ($ in thousands) 2018 Net income applicable to Piper Jaffray Companies – U.S. GAAP basis $ 57,036 Adjustments for interest, taxes, depreciation, and amortization as reflected on the consolidated financial statements: Long-term financing expenses 5,793 Income tax expense 19,047 Depreciation and amortization of fixed assets 8,358 Amortization of intangible assets 10,460 Stock-based compensation 44,285 Amortization of forgivable loans 5,138 Adjustments for interest, taxes, depreciation, and amortization 93,081 EBITDA – Piper Jaffray standalone $ 150,117